UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 14, 2013

ZANN CORP.

(Exact name of registrant as specified in its charter)

Nevada

000-28519

76-0510754

(State or other jurisdiction of incorporat ion)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices, including zip code)

(734) 707-8524

(Registrant’s telephone number, including area code)
1549 N. Leroy St., Suite D-200,

Fenton, MI 48430

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The court appointed receiver with the full power to reorganize and restructure as needed pursuant to a court order (Circuit Court for Genesse County Michigan Case No. 12-97709-CR) has filed a Certificate of Amendment with the Nevada Secretary of State implementing a change in the Company’s name. A copy of the Amended Articles of Incorporation is filed at Exhibit 1.1. The company’s new name is Philia Holdings Asia, Inc.

Item 9.01 Financial Statements and Exhibits

a.

None

Exhibits

16.1

Articles of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANN CORP

Date: October 18, 2013

By: /s/ Peter Klamka

Acting President and Chief Executive Officer